CDC NVEST STAR ADVISERS FUND

SUPPLEMENT  DATED  JANUARY 6, 2005 TO CDC NVEST  STAR  FUNDS  CLASSES A, B AND C
PROSPECTUS AND CDC NVEST EQUITY AND STAR FUNDS CLASS Y PROSPECTUS (THE "PROSPECTUSES"), EACH DATED MAY 1, 2004


The "Meet the Fund's Portfolio Managers" sections of the Prospectuses are amended and restated in their entirety as follows with regard to the Loomis Sayles segments of the CDC Nvest Star Advisers Fund:

PHILIP C. FINE

Philip C. Fine has served a portfolio manager of the Loomis Sayles Mid Cap Growth segment of the CDC NVEST STAR ADVISERS FUND since March 2001. He also manages the Loomis Sayles Mid Cap Growth Fund and the Loomis Sayles Aggressive Growth Fund. Mr. Fine, Vice President of Loomis Sayles, joined the firm in 1996. He received an A.B. and a Ph.D. from Harvard University. He has over 15 years of investment management experience.

JOSEPH R. GATZ

Joseph R. Gatz has served as lead portfolio manager of the Loomis Sayles Small Cap Value segment of the CDC NVEST STAR ADVISERS FUND since January 2000. He also co-manages the Loomis Sayles Small Cap Value Fund. Mr. Gatz, Vice President of Loomis Sayles, joined the firm in 1999. Mr. Gatz received an M.B.A. from Indiana University and a B.A. from Michigan State University. He holds the designation of Chartered Financial Analyst and has over 18 years of investment experience.

DANIEL G. THELEN

Daniel G. Thelen has co-managed the Loomis Sayles Small Cap Value segment of CDC NVEST STAR ADVISERS FUND since April 2000. He also co-manages the Loomis Sayles Small Cap Value Fund. Mr. Thelen, Vice President of Loomis Sayles, joined the firm in 1996. Mr. Thelen received an M.B.A. and a B.A. from Michigan State University. He holds the designation of Chartered Financial Analyst and has over 13 years of investment experience.


                                                                      SP248-0105